UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	June 2, 2017

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AmTrust Financial Services, Inc. (the “Company”) issued a press release announcing that, effective June 5, 2017, the position of Executive Vice President – Chief Financial Officer of the Company will transition from Ronald Pipoly to Adam Karkowsky. The Company’s Board of Directors approved Mr. Karkowsky’s appointment on June 2, 2017. Mr. Karkowsky most recently served as the Company’s Executive Vice President – Strategic Development and Mergers & Acquisitions. Mr. Karkowsky will serve as the Company’s principal financial officer and principal accounting officer. Ronald Pipoly, the Company's Chief Financial Officer since 2005, will remain with the Company and work with Mr. Karkowsky to transition responsibilities.

Mr. Karkowsky, age 42, has been the Company’s Executive Vice President – Strategic Development and Mergers & Acquisitions since March 2011, and his responsibilities included leadership of the Company's merger and acquisition activity as well as oversight of corporate development and corporate strategy. Mr. Karkowsky also serves as an officer and director of several of the Company’s subsidiaries.

In connection with this new appointment and transition of responsibilities, the Company expects to enter into an employment agreement with Mr. Karkowsky and an amended employment agreement with Mr. Pipoly, the terms of which have yet to be finalized. The Company will disclose the terms of the agreements on a Current Report on Form 8-K at the appropriate time.

There are no arrangements or understandings between Mr. Karkowsky and any other person pursuant to which he was appointed as Chief Financial Officer. Mr. Karkowsky has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	June 5, 2017

/s/ Stephen Ungar
Stephen Ungar
SVP, General Counsel and Secretary